EQUITABLE LIFE INSURANCE COMPANY OF IOWA

        EQUITABLE LIFE INSURANCE COMPANY OF IOWA SEPARATE ACCOUNT A

                      Supplement dated May 28, 1997 to

                       Prospectus dated May 28, 1997


     The following replaces the first paragraph under the heading "Performance Information - Other Sub-Accounts":

     From time to time the Company may advertise performance data for the various other Portfolios under the Contract. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment medium over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that Unit by the Accumulation
Unit value at the beginning of the period. This percentage figure will reflect the deduction of any asset-based charges and the fees and expenses of the Portfolio but will not reflect the deduction of any Withdrawal Charge or Annual Contract Maintenance Charge. The deduction of any Withdrawal Charge and Annual Contract Maintenance Charge would reduce any percentage increase or make greater any percentage decrease.

     The Prospectus and SAI are dated May 28, 1997.